VECTRUS SECOND QUARTER 2015 EARNINGS PRESENTATION KEN HUNZEKER CHIEF EXECUTIVE OFFICER AND PRESIDENT MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AUGUST 6, 2015

SAFE HARBOR STATEMENT Page 2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT”): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS ABOUT THE SPIN-OFF OF VECTRUS, INC. (THE “COMPANY”) FROM EXELIS INC. (“THE SEPARATION”), THE TERMS AND THE EFFECT OF THE SEPARATION AND RELATED MATTERS, FUTURE STRATEGIC PLANS AND OTHER STATEMENTS THAT DESCRIBE THE COMPANY'S BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF GUIDANCE OR FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS “MAY,” “WILL,” “LIKELY,” "ANTICIPATE,“ "ESTIMATE,“ "EXPECT,“ "PROJECT,“ "INTEND,“ "PLAN,“ "BELIEVE,“ "TARGET,“ “COULD,” “POTENTIAL,” “CONTINUE,” OR SIMILAR TERMINOLOGY. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF THE MANAGEMENT OF THE COMPANY BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY’S HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF, INCLUDING WHETHER THE SPIN- OFF AND THE RELATED TRANSACTIONS WILL RESULT IN ANY TAX LIABILITY, THE OPERATIONAL AND FINANCIAL PROFILE OF THE COMPANY OR ANY OF ITS BUSINESSES AFTER GIVING EFFECT TO THE SPIN-OFF, AND THE ABILITY OF THE COMPANY TO OPERATE AS AN INDEPENDENT ENTITY; ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. OR INTERNATIONAL GOVERNMENT DEFENSE BUDGETS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; PROTESTS OF NEW AWARDS; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN ALL POTENTIAL OPPORTUNITIES IN OUR PIPELINE, CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; DELAYS IN COMPLETION OF THE U.S. GOVERNMENT’S BUDGET; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG AND TO RETAIN AND RENEW OUR EXISTING CONTRACTS; IMPAIRMENT OF GOODWILL; MISCONDUCT OF OUR EMPLOYEES, SUBCONTRACTORS, AGENTS AND BUSINESS PARTNERS; OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; SUBCONTRACTOR PERFORMANCE; ECONOMIC AND CAPITAL MARKETS CONDITIONS; ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP); AND OTHER FACTORS SET FORTH IN ITEM PART I, ITEM 1A, “RISKS FACTORS,” AND ELSEWHERE IN OUR 2014 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

CELEBRATING 70 YEARS Page 3

CELEBRATING 70 YEARS Page 4

Q2 2015 HIGHLIGHTS

- Solid second quarter results
  - Revenue $309.5 million
  - Operating margin 3.5%
  - Diluted earnings per share (EPS) $0.56
  - Year-to-date net cash used in operating activities $0.2 million; Free cash flow(1) use $0.9 million
    - Incremental free cash flow2 $26.8 million during the quarter
- Debt payments of $11.2 million ($6 million voluntary pre-payment)
- Core business(3)(4) revenue increased 15%(3)(4) compared to the prior year
- New contract status:
  - Turkey Spain Base Maintenance Contract (TSBMC) fully operational Q2
  - Army Corps of Engineers Information Technology (ACE-IT) contract fully operational Q3

(1) Free cash flow is defined as Generally Accepted Accounting Principles in the United States of America (GAAP) net cash provided by operating activities less capital expenditures. See Appendix for reconciliation.
(2) Incremental free cash flow of $26.8 million is the change in free cash flow from Q1 2015 to Q2 2015; ($27.7M) Q1 2015 vs. ($0.9M) Q2 2015.
(3) Core Business is defined as Revenue (or adjusted Revenue) less Afghanistan programs. See Appendix for reconciliation.
(4) Excludes the results relating to the Tethered Aerostat Radar System (TARS) program which was retained by Exelis, Inc. in connection with the spin-off and the impact of separation costs incurred to become a stand-alone public company. See Appendix for reconciliation.

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VECTRUS UPDATE

- Macro Environment
- Update on 2015 contract re-competes
  - K-BOSSS extension into March 2016
  - APS-5 Kuwait and Qatar award decision anticipated in 2016
  - Maxwell Base Operations Support extended into May 2016
- New Business update
  - Approx. $1 billion of proposals submitted and pending potential award[(1)], 100% for new business
  - $6 billion in potential new business opportunities identified over the next 12 months
- Awarded IDIQ[(1)] contract seats
  - AFCAP IV (Air Force Contract Augmentation Program)
  - TACOM TS3 (U.S. Army Tank-automotive and Armaments Command Strategic Service Solutions Equipment Related Services Contract)
  - SeaPort-e (Seaport Enhanced)

(1) Indefinite Delivery Indefinite Quantity (IDIQ) contracts carry no value in the pipeline of potential proposals to be submitted until a specific task order is identified.

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Q2 2015 FINANCIAL RESULTS

Second Quarter 2015			
(In millions, except Operating Margin and Diluted Earnings Per Share)	Q2 2015	Q2 2014	vs. 2014
Funded Orders	$ 332.4	$ 337.0	$ (4.6)
Revenue	$ 309.5	$ 312.9	$ (3.4)
Operating Income	$ 10.8	$ 9.4	$ 1.4
Operating Margin	3.5%	3.0%	50 bps
Diluted Earnings Per Share [(1)]	$ 0.56	$ 0.59	$ (0.03)

Adjusted Q2 2015 Financial Results[(2)]

Second Quarter 2015			
(In millions, except Operating Margin and Diluted Earnings Per Share)	Q2 2015	Q2 2014	vs. 2014
Funded Orders	$ 332.4	$ 348.0	$ (15.6)
Revenue	$ 309.5	$ 301.5	$ 8.0
Operating Income	$ 10.9	$ 13.1	$ (2.2)
Operating Margin	3.5%	4.4%	(90) bps
Diluted Earnings Per Share [(1),(2)]	$ 0.56	$ 0.81	$ (0.25)

(1) For periods ended September 27, 2014 [date of the spin-off] and prior, basic and diluted earnings per share are computed using the number of shares of Vectrus common stock outstanding on September 27, 2014, the date on which the Vectrus common stock was distributed to the shareholders of Exelis Inc.

(2) Excludes historical results relating to the Tethered Aerostat Radar System (TARS) program which was retained by Exelis Inc. in connection with the spin-off and the impact of separation costs incurred to become a stand-alone public company. See Appendix for reconciliation.

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YEAR TO DATE 2015 FINANCIAL RESULTS Page 8 (In millions, except Operating Margin and Diluted Earnings Per Share) Q2 2015 Q2 2014 vs. 2014 Funded Orders 476.0$ 477.3$ (1.3)$ Revenue 570.4$ 616.9$ (46.5)$ Operating Income 20.2$ 27.0$ (6.8)$ Operating Margin 3.5% 4.4% (90) YTD Net Cash Used in Operating Activities (0.2)$ 2.6$ (2.8)$ Diluted Earnings Per Share (1) 1.02$ 1.66$ (0.64)$ Year-to-date June 2015 (In millio s, xcept Operating Margin and Diluted Earnings Per Share) Q2 2015 Q2 20 4 vs. 2014 Funded Orders 476 0 465 11 0 Revenue 570.4$ 598.1$ (27.7$ Operating Income 2 4 31 9 (11 5 Operating Mar in 3 6% 5 3% (170) bps YTD Free Cash Flow (3) (0.9)$ 1.6$ (2.5)$ Diluted Earnings Per Share (1), (2) 1.03$ 1.96$ (0.93)$ Year-to-date June 2015 (1) For periods ended September 27, 2014, and prior, basic and diluted earnings per share are computed using the number of shares of Vectrus common stock outstanding on September 27, 2014, the date on which the Vectrus common stock was distributed to the shareholders of Exelis Inc. (2) Excludes historical results relating to the Tethered Aerostat Radar System (TARS) program which was retained by Exelis Inc., in connection with the spin-off and the impact of separation costs incurred to become a stand-alone public company. See Appendix for reconciliation. (3) Free Cash Flow is calculated as GAAP net cash provided by operating activities less capital expenditures. Adjusted YTD 2015 Financial Results(2)

BACKLOG (1) Page 9 (2) (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under Indefinite-Delivery/Indefinite-Quantity (IDIQ) contracts. ($B) $0.8 $0.7 $0.7 $2.1 $1.9 $1.8 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Year Ending December 31, 2014 Q1 2015 Q2 2015 Unfunded Funded $2.9 $2.6 $2.5 • As of Q2 2015, total backlog of $2.5 billion o Funded backlog $0.7 billion o Unfunded backlog $1.8 billion

UPDATED 2015 GUIDANCE SUMMARY

$ millions, except per share amounts	2015 Guidance				
Revenue	$	1,150	to	$	1,200
Adjusted Operating Margin (2)		3.2%	to		3.6%
Adjusted Diluted EPS (3)	$	1.85	to	$	2.23
Free Cash Flow (4)	$	15	to	$	19

2014 (1)		2015 Mid		$Var		% Var
$	1,172	$	1,175	$	3	0.3%
	4.3%		3.4%		(90)	BPS
$	2.80	$	2.04	$	(0.76)	-27.1%
$	39.1	$	17.0	$	(22.1)	-56.5%

(1) All 2014 numbers exclude TARS program historical results and separation costs. See Appendix for reconciliation.
(2) 2015 adjusted operating margin excludes the pretax impact of year-to-date separation costs to be come a stand alone public company in the amount of $177K.
(3) 2015 adjusted diluted EPS excludes the impact of 2015 separation costs, net of taxes, in the amount $113K or $.01 per share. EPS is calculated using the estimated weighted average diluted common shares outstanding for the year ended December 31, 2015, of 10.8 million.
(4) Free Cash Flow is calculated as GAAP net cash provided by operating activities less capital expenditures. The 2015 estimated capital expenditures are $2M.

2015 Guidance Updates Compared to Prior Guidance:

- Raising lower end of 2015 revenue guidance range by $50 million to $1,150 from $1,100
  - Midpoint of revenue guidance moves to $1,175 from $1,150
- Raising lower end of 2015 adjusted EPS guidance range by $0.09 to $1.85 from $1.76 due to revenue change
  - Midpoint of EPS guidance moves to $2.04 from $1.99

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VECTRUS SECOND QUARTER 2015 EARNINGS PRESENTATION KEN HUNZEKER CHIEF EXECUTIVE OFFICER AND PRESIDENT MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AUGUST 6, 2015

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Page 13 The primary financial performance measures Vectrus uses to manage its business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted revenue, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, and free cash flow to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted revenue, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, free cash flow and adjusted funded orders, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for revenue, operating income, net income, diluted earnings per share or net cash provided by operating activities as determined in accordance with GAAP. Reconciliations of adjusted revenue, adjusted operating income and free cash flow are provided below. “Adjusted revenue” is defined as revenue adjusted to exclude historical results relating to the TARS program which was retained by Exelis Inc. in connection with the spin-off. “Adjusted operating income” is defined as net income, adjusted to exclude income taxes, interest income (expense), TARS program operating income, and separation costs incurred to become a public company. “Adjusted operating margin” is defined as net income, adjusted to exclude income taxes, interest income (expense), TARS program operating income, and separation costs incurred to become a public company, divided by adjusted revenue. “Adjusted Net Income” is defined as net income, adjusted to exclude TARS program operating income and separation costs incurred to become a public company, net of taxes. “Adjusted Diluted Earnings Per Share” is defined as net income, adjusted to exclude TARS program operating income and separat ion costs incurred to become a public company, net of taxes, divided by the weighted average diluted common shares outstanding. “Free cash flow” is defined as GAAP net cash (used in) and provided by operating activities less capital expenditures. “Adjusted funded orders” is defined as funded orders adjusted to exclude the TARS program. “Core business revenue” is defined as revenue or (adjusted revenue) less Afghanistan programs revenue. (In thousa ds) Adjusted Revenue (Non-GAAP Measure) June 26, 2015 June 28, 2014 June 26, 2015 June 28, 2014 Revenue 309,509$ 312,902$ 570,429$ 616,853$ TARS revenue ¹ — (11,438) — (18,737) Adjusted revenue 309,509$ 301,464$ 570,429$ 598,116$ Three Months Ended Six Months Ended ¹ TARS program historical revenue, which has been retained by Exelis

RECONCILIATION OF NON-GAAP MEASURES (CONT.)

(In thousands)	Three Months Ended		Six Months Ended	
Adjusted Operating Income (Non-GAAP Measure)	June 26, 2015	June 28, 2014	June 26, 2015	June 28, 2014
Net income	$ 6,020	$ 6,132	$ 10,985	$ 17,367
Income taxes	3,388	3,317	6,182	9,660
Interest (expense) income	(1,437)	27	(3,033)	49
Operating income	10,845	9,422	20,200	26,978
Operating margin	3.5 %	3.0 %	3.5 %	4.4 %
TARS operating income (loss) [1] (pretax)	—	291	—	(610)
Separation costs [2] (pretax)	31	3,412	177	5,522
Adjusted operating income	$ 10,876	$ 13,125	$ 20,377	$ 31,890
Adjusted operating margin	3.5 %	4.4 %	3.6 %	5.3 %

[1] TARS program historical operating income (loss), which has been retained by Exelis.

[2] Costs incurred to become a stand-alone public company

(In thousands, except for per share data)	Three Months Ended		Six Months Ended	
Adjusted Diluted Earnings Per Share	June 26, 2015	June 28, 2014	June 26, 2015	June 28, 2014
Net income	$ 6,020	$ 6,132	$ 10,985	$ 17,367
TARS operating income (loss) [1] (pretax)	—	291	—	(610)
Separation costs [2] (pretax)	31	3,412	177	5,522
Tax impact of adjustments	(11)	(1,300)	(64)	(1,754)
Adjusted net income	$ 6,040	$ 8,535	$ 11,098	$ 20,525
GAAP EPS - diluted	$ 0.56	$ 0.59	$ 1.02	$ 1.66
Adjusted EPS - diluted	$ 0.56	$ 0.81	$ 1.03	$ 1.96
Weighted average common shares outstanding - diluted	10,804	10,474	10,789	10,474

[1] TARS program historical operating income (loss), which has been retained by Exelis.

[2] Costs incurred to become a stand-alone public company

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RECONCILIATION OF NON-GAAP MEASURES (CONT.) Page 15 (In thousands) Free Cash Flow (Non-GAAP Measure) June 26, 2015 June 28, 2014 Net cash (used in) and provided by operating activities (181)$ 2,637$ Subtract: Capital expenditures (734) (1,004) Free cash flow (915)$ 1,633$ Six Months Ended (In millions) Adjusted Funded Orders (Non-GAAP Measure) June 26, 2015 June 28, 2014 June 26, 2015 June 28, 2014 Orders 332.4$ 337.0$ 476.0$ 477.3$ TARS Orders ¹ — 11 — (12.4)$ Adjusted Orders 332.4$ 348.0$ 476.0$ 465.0$ ¹ TARS program historical orders, which has been retained by Exelis Three Months Ended Six Months Ended (In millions) Adjusted Revenue and Core Business Revenue (Non-GAAP Mea ure) June 26, 2015 June 28, 2014 $ Change % Change Revenue 309.5$ 312.9$ TARS revenue ¹ — (11.4)$ Adjusted revenue 309.5$ 301.5$ Less Afghanistan Program Revenue (45.9)$ (73.1)$ Core business revenue 263.6$ 228.4$ 35.2$ 15% Three Months Ended ¹ TARS program historical revenue, which has been retained by Exelis